                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

                               ----------------


      Date of Report (Date of earliest event reported): SEPTEMBER 11, 1998
                                                       -------------------



                             PRIMIX SOLUTIONS INC.
               (Exact name of Registrant as specified in charter)



       Delaware                     0-20789                  04-3249618
--------------------------------------------------------------------------------
(State or other jurisdiction (Commission file number)       (IRS employer
     of incorporation)                                    identification no.)


     One Arsenal Marketplace, Second Floor, Watertown, Massachusetts 02172
     ---------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                 (617) 923-6500
                                 --------------
              (Registrant's telephone number, including area code)



                                 ONEWAVE, INC.
                               -----------------
                                 (Former Name)

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ITEM 5.  OTHER EVENTS

     On September 11, 1998, OneWave, Inc. (the "Company") effected a corporate name change to PRIMIX Solutions Inc. A copy of the press release dated September 14, 1998, which was issued by the Company to announce such name change is attached hereto.


ITEM 7.  EXHIBITS

 4.1 Specimen Common Stock Certificate

99.1 Press Release, dated September 14, 1998
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PRIMIX SOLUTIONS INC.
                                    -------------------------------



                                    By:  /s/ DAVID W. CHAPMAN
                                       ---------------------------------
                                       Name:   David W. Chapman
                                       Title:  Chief Financial Officer


DATE: September 14, 1998
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                                 EXHIBIT INDEX

     4.1  Specimen Common Stock Certificate

     99.1 Press Release, dated September 14, 1998